Exhibit 10.1
Execution Copy

OMNIBUS AMENDMENT No. 7
THIS OMNIBUS AMENDMENT NO. 7, dated as of March 14, 2018 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”), in each case as the same may be amended, restated, modified and/or supplemented from time to time: (1) the Third Amended and Restated Indenture and Servicing Agreement, dated as of September 1, 2014, by and among Marriott Vacations Worldwide Owner Trust 2011-1, as issuer (the “Issuer”), Marriott Ownership Resorts, Inc., as servicer (the “Servicer” or “MORI”), and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) and as back-up servicer (the “Back-Up Servicer”) (the “Indenture”); (2) the Second Amended and Restated Note Purchase Agreement, dated September 15, 2014, by and among the Issuer, the Servicer, MORI SPC Series Corp., as seller (the “Seller”), Marriott Vacations Worldwide Corporation, as performance guarantor (the “Performance Guarantor” or “MVW”), the Purchasers (as defined in the Transaction Documents) and Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”) (the “Note Purchase Agreement”); (3) the Second Amended and Restated Purchase Agreement, dated as of September 1, 2014, by and between MORI and the Seller (the “Purchase Agreement”); (4) the Second Amended and Restated Sale Agreement, dated as of September 1, 2014, by and between the Seller and the Issuer (the “Sale Agreement”); (5) the Second Amended and Restated Performance Guaranty, dated as of September 1, 2014, by the Performance Guarantor in favor or the Issuer and the Indenture Trustee (the “Performance Guaranty”); (6) the Custodial Agreement, dated as of September 1, 2011, by and among Wells Fargo Bank, National Association, as custodian (the “Custodian”), the Issuer, the Indenture Trustee and the Servicer (the “Custodial Agreement”); (7) the Administration Agreement, dated as of September 1, 2011, by and among the Issuer, MORI, as administrator (the “Administrator”), the Indenture Trustee and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”) (the “Administration Agreement”); (8) the Amended and Restated Trust Agreement, dated September 28, 2011, by and between MVCO Series LLC, as owner (the “Owner” and together with the Issuer, MORI, MVW, the Seller, the Performance Guarantor, the Administrative Agent, the Indenture Trustee, the Servicer, the Administrator, the Back-Up Servicer, the Custodian, the Owner Trustee, the Purchasers and the Funding Agents, the “Transaction Parties”) and the Owner Trustee (the “Trust Agreement”); and (9) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.
RECITALS
WHEREAS, the Transaction Parties desire to amend the Third Amended and Restated Standard Definitions attached or incorporated into each of the Transaction Documents (the “Third Amended and Restated Standard Definitions”) in the manner set forth herein.

WHEREAS, the Transaction Parties party to the Indenture and Servicing Agreement desire to amend the Indenture and Servicing Agreement in the manner set forth herein.
WHEREAS, the Transaction Parties party to the Note Purchase Agreement desire to amend the Note Purchase Agreement in the manner set forth herein.
WHEREAS, the Transaction Parties party to the Performance Guaranty desire to amend the Performance Guaranty in the manner set forth herein.
WHEREAS, the Transaction Parties party to the Sale Agreement desire to amend the Sale Agreement in the manner set forth herein.
WHEREAS, the undersigned Purchasers and Funding Agents together constitute 100% of the Purchasers and Funding Agents.
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:
Section 1.01.    Amendment to the Standard Definitions
The following definitions shall replace the corresponding definition in the Third Amended and Restated Standard Definitions:
““Available Funds” shall mean for any Payment Date, (A) all funds on deposit in the Collection Account after making all transfers and deposits required from or by (i) the Servicer pursuant to the Indenture and Servicing Agreement, (ii) the Reserve Account or Hedge Reserve Account pursuant to Section 3.02(b) or Section 3.02(e) of the Indenture and Servicing Agreement, (iii) the Seller or the Issuer pursuant to Section 4.06 of the Indenture and Servicing Agreement, (iv) the Performance Guarantor pursuant to the Performance Guaranty, and (v) a Hedge Counterparty in respect of a Hedge Agreement, less (B) amounts on deposit in the Collection Account related to collections related to any Due Periods subsequent to the Due Period related to such Payment Date.”
““Eligible Timeshare Loan” shall mean a Timeshare Loan conforming to each of the representations and warranties set forth in Schedule I to the Sale Agreement as of the Funding Date, Transfer Date or, with respect to a Determination Date (and the related Payment Date), the last day of the related Due Period, as the case may be. Over Sixty-Day Delinquent Timeshare Loans, Defaulted Timeshare Loans and Defective Timeshare Loans, as of any date of determination, are not Eligible Timeshare Loans.”
““Facility Termination Date” shall mean, with respect to any Purchaser Group or Non-Conduit Committed Purchaser, March 13, 2020, as such date may be extended in accordance with Section 2.3(c) of the Note Purchase Agreement.”
““Hedge Trigger Event” shall exist if (i) to the extent that the Aggregate Loan Balance exceeds $0.00 on a Hedge Determination Date, the Gross Excess Spread Percentage is less than 7.00%, (ii) an Amortization Event shall exist or (iii) the Facility Termination Date shall have occurred.”

““Renewal Fee Letter” shall mean, as the context shall require, the (i) Fee Letter among the Issuer, the Performance Guarantor, MORI, each Purchaser, the Administrative Agent, each Funding Agent and Non-Conduit Committed Purchaser relating to the Up-Front Renewal Fees to be paid in connection with the transactions consummated on the Amendment Effective Date, (ii) Fee Letter among the Issuer, the Performance Guarantor, MORI and the Structuring Agent relating to the Structuring Renewal Fee to be paid in connection with the transactions consummated on the Amendment Effective Date, (iii) Fee Letter among the Issuer, MORI, the Performance Guarantor and the Administrative Agent relating to the Administrative Agent Fee to be paid to the Administrative Agent in connection with the transactions consummated on the Amendment Effective Date, or (iv) Fee Letter among the Issuer, the Performance Guarantor, MORI, each Purchaser, the Administrative Agent, each Funding Agent and Non-Conduit Committed Purchaser relating to the Unused Rate and the Usage Rate, in each case, as such fee letter may from time to time be amended, supplemented or otherwise modified in accordance with its terms.”
““Retention Requirement Laws” shall mean (i) Articles 404-410 of the CRR, Commission Delegated Regulation (EU) No 625/2014 of 13 March 2014 and Commission Implementing Regulation (EU) No 602/2014 of 4 June 2014; (ii) Article 17 of the European Union Alternative Investment Fund Managers Directive (Directive 2011/61/EU), as supplemented by Section 5 of Chapter III of AIFMR; (iii) Article 135(2) of Directive 2009/138/EC supplementing Articles 254-257 of the Solvency II Regulation; (iv) any draft or final guidance and technical standards published in relation thereto from time to time by the European Banking Authority (including any successor or replacement agency or authority) and/or the European Commission; and (v) the guidelines and related documents previously published in relation to the preceding risk retention legislation by the European Banking Authority (and/or its predecessor, the Committee of European Banking Supervisors) which continues to apply to the provisions of Articles 404- 410 of the CRR.”
““Stated Maturity” shall mean the Payment Date occurring in March 2042.”
““Trust Accounts” shall mean collectively, the Collection Account, the Reserve Account, the Control Accounts, the Hedge Collateral Account, the Hedge Reserve Account and such other accounts established by the Indenture Trustee pursuant to Section 3.01(a) of the Indenture and Servicing Agreement.”
““Unused Rate” shall have the meaning set forth in the Renewal Fee Letter.”
““Usage Rate” shall have the meaning set forth in the Renewal Fee Letter.”
The following definitions shall be added to the Third Amended and Restated Standard Definitions in the appropriate alphabetical order:
““ECP Test” shall mean a test that is satisfied if the ECP Asset Amount is equal to or greater than (A) the sum of $1,000,000 and the then aggregate Outstanding Note Balance or (B) $10,000,000.
““Hedge Purchase Event” shall have the meaning specified in Section 3.03(a)(i) of the Indenture and Servicing Agreement.”
““Hedge Reserve Account” shall mean the account established and maintained by the Indenture Trustee pursuant to Section 3.02(e) of the Indenture and Servicing Agreement.”
““Hedge Reserve Account Required Balance” shall mean (i) for any Funding Date or Hedge Determination Date (with respect to the related Payment Date) when the Hedge Reserve Option has been exercised and not revoked, the higher of two bids obtained by the Servicer from broker/dealers approved by the Administrative Agent (at least one of which shall be a Purchaser or an affiliate of a Purchaser) regarding the purchase price of a Hedge Agreement in the form of an interest rate cap that meets the requirements of Section 3.03(b) for a notional amount equal to 100% of the Unhedged Outstanding Note Balance and based on the Hedge Amortization Schedule and (ii) for all other dates, $0.”
““Hedge Reserve Option” shall mean the Issuer’s revocable election to deposit Hedge Reserve Amounts to fully or partially fund the Hedge Reserve Account in lieu of providing Hedge Agreements pursuant to Section 3.03(c) of the Indenture and Servicing Agreement.”
““Hedge Reserve Amounts” shall mean amounts deposited in the Hedge Reserve Account.”
““Implied Hedged Amount” shall mean as of any date of determination, the sum of (i) the notional amount of interest rate caps that can be purchased with the amount on deposit in the Hedge Reserve Account and (ii) the notional amount of the Hedge Agreements divided by 90%.”
““Purchased Hedge Agreement Requirements” shall have the meaning specified in Section 3.03(a)(i) of the Indenture and Servicing Agreement.”
““Solvency II Regulation” shall mean Commission Delegated Regulation (EU) 2015/35, as amended.”
Section 1.02.    Amendment of the Indenture and Servicing Agreement
The following new Section 3.02(e) shall be added to the Indenture and Servicing Agreement:
“(e)    Hedge Reserve Account. Whenever the Issuer initially elects to exercise the Hedge Reserve Option or is required to fund a hedge reserve account, in each case in accordance with Section 3.03(c), the Indenture Trustee shall cause to be established and shall cause to be maintained an account (the “Hedge Reserve Account”) for the benefit of the Noteholders. The Hedge Reserve Account shall be an Eligible Bank Account initially established at the Corporate Trust Office of the Indenture Trustee, bearing the designation “Marriott Vacations Worldwide Owner Trust 2011-1 – Hedge Reserve Account, Wells Fargo Bank, National Association, as Indenture Trustee for the benefit of the Noteholders”. The Indenture Trustee on behalf of the Noteholders shall possess all right, title and interest in all funds on deposit from time to time in the Hedge Reserve Account and in all proceeds thereof. The Hedge Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders as their interests appear in the Trust Estate. If, at any time, the Hedge Reserve Account ceases to be an Eligible Bank Account, the Indenture Trustee shall within two Business Days establish a new Hedge Reserve Account which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Hedge Reserve Account and from the date such new Hedge Reserve Account is established, it shall be the “Hedge Reserve Account.” Amounts on deposit in the Hedge Reserve Account shall be invested in accordance with Section 3.01 hereof. Funding, withdrawals and payments from the Hedge Reserve Account shall be made in the following manner:
(i)    Funding. On each Funding Date occurring after the occurrence and during the continuance of a Hedge Trigger Event and if the Issuer has exercised and not revoked the Hedge Reserve Option or the Issuer is required to fund the Hedge Reserve Account in accordance with Section 3.03(c), the Issuer shall deposit or shall cause to be deposited into the Hedge Reserve Account the amount necessary to cause the amount on deposit in the Hedge Reserve Account to be equal to the Hedge

Reserve Account Required Balance (after giving effect to the Increase on such Funding Date, existing Hedge Agreements and Hedge Agreements entered into in respect of such Funding Date) and thereafter, on each Payment Date, if the amount on deposit in the Hedge Reserve Account (after giving effect to any deposit of the applicable portion of the proceeds of any Increase on such Payment Date) is less than the Hedge Reserve Account Required Balance, a deposit shall be made to the Hedge Reserve Account, to the extent of Available Funds as provided in Section 3.04 hereof.
(ii)    Hedge Trigger Event. If the Issuer is required to purchase Hedge Agreements in accordance with Section 3.03 at any time after the Issuer has deposited amounts in the Hedge Reserve Account, the Indenture Trustee shall, as directed by the Issuer and the Administrative Agent, to the extent of funds available in the Hedge Reserve Account, either (i) pay the applicable Hedge Agreement premium to the related Hedge Counterparty, or (ii) in the event the Issuer provides the Indenture Trustee with evidence that it has already paid such premium, reimburse the Issuer. To the extent there are funds remaining in the Hedge Reserve Account following the payment of such Hedge Agreement premium, the Indenture Trustee shall withdraw such funds from the Hedge Reserve Account and deposit such funds into the Collection Account as Available Funds for the immediately following Payment Date. To the extent that the Issuer fails to purchase or cause to be purchased Hedge Agreements in the timeframe required by the Purchased Hedge Agreement Requirements, the Administrative Agent is authorized to obtain such Hedge Agreement on behalf of the Issuer and to direct the Indenture Trustee to withdraw from the Hedge Reserve Account, to the extent of funds available therein, the applicable Hedge Agreement premium and to pay such amount to the related Hedge Counterparty.
(iii)    Payment in Full. To the extent that on the Payment Date on which the Outstanding Note Balance will be reduced to zero, there are amounts on deposit in the Hedge Reserve Account, the Indenture Trustee shall withdraw all amounts on deposit in the Hedge Reserve Account and shall deposit such amounts into the Collection Account.
(iv)    Amounts in Excess of Hedge Reserve Account Required Balance. If, on any Payment Date, amounts on deposit in the Hedge Reserve Account are greater than the Hedge Reserve Account Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Indenture Trustee shall, based on the Monthly Servicer Report, withdraw funds in excess of the Hedge Reserve Account Required Balance from the Hedge Reserve Account and deposit such funds into the Collection Account as Available Funds on such Payment Date for application in accordance with Section 3.04 hereof. If on any Hedge Determination Date, Funding Date or Payment Date, the Issuer has revoked its election, in whole or in part, to fund the Hedge Reserve Account, provided that the Implied Hedge Amount is equal to or greater than the Outstanding Note Balance and the Issuer has otherwise complied with the Hedge Requirements, amounts on deposit in the Hedge Reserve Account shall be deposited in the Collection Account as Available Funds.
(v)    Facility Termination Date. On the Payment Date immediately following each Facility Termination Date on which Exchange Notes are being issued by the Issuer pursuant to Section 2.13, the Indenture Trustee acting at the direction of the Servicer, shall withdraw from the Hedge Reserve Account an amount equal to the excess of (i) the amount of cash or other immediately available funds on deposit in the Hedge Reserve Account on such Payment Date over (ii) the amount withdrawn in accordance with the second sentence of Section 3.02(e)(ii) above, and pay such amount, free and clear of the Lien of this Indenture and Servicing Agreement, to the indenture trustee under the related Exchange Notes Indenture, for deposit into the hedge reserve account for such Exchange Notes; or if no hedge reserve account has been established for such Exchange Notes, into the related collection account for distribution in accordance with the indenture for such Exchange Notes."
The heading to Section 3.03 of the Indenture and Servicing Agreement shall be amended by deleting the same and replacing it with:
“Section 3.03    Hedge Agreements; Hedge Reserve Requirements, etc.”
Section 3.03(a) of the Indenture and Servicing Agreement shall be amended by deleting the same in its entirety and replacing it with:
“(a)    The Issuer shall, so long as the Notes remain unpaid and a Hedge Trigger Event has occurred and is continuing, provide Hedge Agreements and/or Hedge Reserve Amounts in accordance with the terms described in this Section 3.03 (the “Hedge Requirements”).
(i)    If (1) the ECP Test is satisfied and (2) (A) a Hedge Trigger Event occurs as a result of clause (ii) or (iii) of the definition thereof or (B) a Securitization Take-Out Transaction has not occurred within one year of the date on which a Hedge Trigger Event occurs (each of (A) or (B), a “Hedge Purchase Event”), the Issuer shall, no later than 15 calendar days after the occurrence of a Hedge Purchase Event, purchase or cause to be purchased a Hedge Agreement that meets the requirements of Section 3.03(b), such that the Hedge Agreements collectively provide for a notional amount at least equal to, in the aggregate, 90% of the Outstanding Note Balance (after giving effect to the reduction of the Outstanding Note Balance due to the issuance of any Exchange Notes pursuant to Section 2.13 hereof on such date) and that otherwise meet the requirements set forth in Section 3.03 (“Purchased Hedge Agreement Requirements”).
(ii)    If the ECP Test is not satisfied, the Issuer shall be required to fund the Hedge Reserve Account as set forth in Section 3.03(c) hereof.
(iii)    If a Hedge Trigger Event occurs solely as a result of clause (i) of the definition thereof, the Issuer may purchase or cause to be purchased a Hedge Agreement that meets the Purchased Hedge Agreement Requirements or exercise the Hedge Reserve Option as set forth in Section 3.03(c) hereof.”
Section 3.03(c) of the Indenture and Servicing Agreement shall be amended by deleting the same in its entirety and replacing it with:
“(c)    Hedge Reserve Amounts and Hedge Reserve Option. If a Hedge Trigger Event occurs solely as a result of clause (i) of the definition thereof, the Issuer may elect to, and if a Hedge Trigger Event occurs for any reason and the ECP Test is not satisfied, the Issuer shall, in lieu of purchasing Hedge Agreements in accordance with Section 3.03(a)(i), upon prior written notice to the Servicer, the Administrative Agent and the Indenture Trustee, deposit Hedge Reserve Amounts equal to the Hedge Reserve Account Required Balance in the Hedge Reserve Account; provided, that to the extent the ECP Test is satisfied and a Hedge Purchase Event has occurred, the Issuer shall be required to satisfy the Hedge Requirements pursuant to Section 3.03(a)(i) hereof. The Issuer may also on any Hedge Determination Date, Payment Date or Funding Date, revoke its option to fund the Hedge Reserve Account at any time by sending written notice to the Servicer, the Administrative Agent and the Indenture Trustee; provided that at the time of such full or partial revocation, the Implied Hedge Amount is equal to or greater than the Outstanding Note Balance. The Issuer may elect multiple exercises and multiple revocations of its option to fund the Hedge Reserve Account.”

Section 3.03(d) of the Indenture and Servicing Agreement shall be amended by deleting the same in its entirety and replacing it with:
“(d)    Notional Amounts and Adjustments.
(i)    the Issuer shall, on each Hedge Determination Date, ensure that collectively, the Hedge Agreements and the Hedge Reserve Amounts cause the Implied Hedged Amount to be equal to or greater than the Outstanding Note Balance;
(ii)    the Issuer shall, as of each Funding Date, cause the notional amount of the Hedge Agreements to be adjusted, enter into new Hedge Agreements and/or make additional deposits to the Hedge Reserve Account such that the Implied Hedged Amount shall be equal to or greater than the Outstanding Note Balance;
(iii)    the Issuer shall, on each Funding Date, adjust (A) the Hedge Agreements to reflect the Required Cap Rate (in the case of a Hedge Agreement in the form of an interest rate cap) if such Hedge Agreements provides for a cap rate which is below the Required Cap Rate; and (B) the termination date of the Hedge Agreements in accordance with the Hedge Amortization Schedule following such Funding Date; and
(iv)    on any Funding Date, (A) any Hedge Reserve Amounts to be deposited to the Hedge Reserve Account and (B) any additional premium, termination payment or other out-of-pocket costs and expenses relating to the adjustments to the Hedge Agreements, or new Hedge Agreements shall be funded by the Issuer from the proceeds of the related Increase.”
Section 3.04(a)(vi) of the Indenture and Servicing Agreement shall be amended by deleting the same in its entirety and replacing it with:
“(vi)    on a pari passu basis (a) to each Hedge Counterparty, its Net Hedge Payment and (b) to the Hedge Reserve Account, amounts necessary to reach the Hedge Reserve Account Required Balance;”
Section 5.03(a)(xvii) of the Indenture and Servicing Agreement shall be amended by deleting the same in its entirety and replacing it with:
“(xvii)    (1) on behalf of the Issuer, monitor the Hedge Agreements and any amounts on deposit in the Hedge Reserve Account and prepare such data and information as may be required by the Issuer, from time to time, to determine whether the Hedge Requirements are being satisfied, (2) to the extent the Hedge Reserve Account has amounts on deposit therein, provide data and information to the Administrative Agent three (3) Business Days prior to each Hedge Determination Date and in the Monthly Servicer Report regarding amounts on deposit in the Hedge Reserve Account and the Hedge Trigger Events and (3) to the extent the Hedge Reserve Account has amounts on deposit therein, on each Funding Date and on each Hedge Determination Date (x) obtain two bids from broker/dealers approved by the Administrative Agent regarding the purchase price of a Hedge Agreement in the form of an interest rate cap that meets the requirements of Section 3.03(b) for a notional amount equal to 100% of the Unhedged Outstanding Note Balance and is based on the Hedge Amortization Schedule and (y) provide the bids to the Issuer and the Administrative Agent.”
Section 6.01(k) of the Indenture and Servicing Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(k)    the failure to maintain Hedge Agreements and/or Hedge Reserve Amounts satisfying the Hedge Requirements or any Hedge Counterparty ceases to be a Qualified Hedge Counterparty and such failure continues for five (5) Business Days; or”
Section 1.03.    Amendment of the Note Purchase Agreement
Section 2.2(a)(ix) of the Note Purchase Agreement shall be amended by deleting the same in its entirety and replacing it with:
“(ix)     with respect to any Funding Date occurring after the occurrence and during the continuance of a Hedge Trigger Event, (A) the Hedge Agreements shall have been adjusted, or new Hedge Agreements shall have been entered into and/or additional deposits to the Hedge Reserve Account shall have been made such that the Implied Hedged Amount is equal to or greater than the Outstanding Note Balance, in each case, in accordance with the Hedge Requirements, after giving effect to such Increase and (B) the Hedge Amortization Schedule shall have been adjusted in accordance with the Hedge Requirements;”
Section 3.1(jj)(iii) of the Note Purchase Agreement shall be amended by deleting the same in its entirety and replacing it with:
“(iii)    the Performance Guarantor holds and will, in its capacity as originator (as such term is defined in Article 4(13) of the CRR), either directly or indirectly, hold on an ongoing basis, the Retained Interest in accordance with Article 405(1)(d) of the CRR, Article 51(1)(d) of AIFMR and Article 254(2)(d) of the Solvency II Regulation;”
Section 3.1(jj)(v) of the Note Purchase Agreement shall be amended by deleting the same in its entirety and replacing it with:
“(v)    for each Monthly Servicer Report, the Performance Guarantor shall provide confirmation to the Servicer of compliance with clauses (i), (ii) and (iii) above except with respect to Article 254(2)(d) of the Solvency II Regulation;”
Section 3.1(jj)(vi) of the Note Purchase Agreement shall be amended by deleting the same in its entirety and replacing it with:
“(vi)    the Performance Guarantor shall provide prompt written notice to the Administrative Agent, each Funding Agent and each Purchaser of any breach of clauses (i), (ii) and (iii) above, except with respect to Article 254(2)(d) of the Solvency II Regulation;”
Schedule 3.1(v) to the Note Purchase Agreement shall be deleted in its entirety and replaced with Exhibit A hereto.
Section 1.04.    Amendment of the Performance Guaranty
Section 5(j) of the Performance Guaranty shall be amended by deleting the same in its entirety and replacing it with:
“(j) Ownership. MVW US Holdings, Inc., a subsidiary of the Performance Guarantor, is (i) the registered and beneficial owner of all of the issued and outstanding shares of each class of the voting stock of MORI and (ii) the indirect owner of (x) all of the issued and outstanding shares of each class of the voting stock of MORI SPC and (y) all the beneficial interest in the Issuer.”

Section 1.05.    Amendment of the Sale Agreement
Section 5(a)(xvii) of the Sale Agreement shall be amended by deleting the same in its entirety and replacing it with:
“(xvii) Ownership of the Seller. One hundred percent (100%) of the outstanding voting stock of the Seller is directly owned (both beneficially and of record) by Marriott Ownership Resorts, Inc., which is an indirect subsidiary of MVW. Such stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire capital stock from MORI.”
Section 1.06.    References to Administrative Agent in Facility Documents
Each Facility Document shall be amended by replacing all references therein to “Administrative Agent” with “Facility Agent”.
Section 2.01.    Representations and Warranties
MVW, MORI, the Seller and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of MVW, MORI, the Seller and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, and (c) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound.
Section 2.02.    References in all Transaction Documents.
To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.
Section 2.03.    Counterparts.
This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.
Section 2.04.    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
THE PARTIES HERETO EACH SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR THE FACILITY DOCUMENTS.
Section 2.05.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.
Section 2.06.    Continuing Effect.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.
Section 2.07.    Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.
Section 2.08    No Bankruptcy Petition.
(a)    Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Related Commercial Paper or other indebtedness of a Conduit, it will not institute against, or join any other Person in instituting against a Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or any other jurisdiction with authority over such Conduit. The provisions of this Section 2.08(a) shall survive the termination of this Amendment.
(b)    Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes and Exchange Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.08(b) shall survive the termination of this Amendment.
[Signature pages follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE
OWNER TRUST 2011-1, as Issuer

By:	Wilmington Trust, National Association, not individually, but solely in its capacity as Owner Trustee

By:    /s/ Rachel L. Simpson
        Name: Rachel L. Simpson
        Title: Vice President
Address for notices:
c/o Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19801

Attention: Rachel L. Simpson
Telephone Number: (302) 636-6128
Facsimile Number: (302) 636-4140
MORI SPC SERIES CORP., as Seller

By:    /s/ Robert E. DeRose
    Name: Robert E. DeRose
Title:     Treasurer

Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821
Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

MARRIOTT OWNERSHIP RESORTS, INC., in its individual capacity and as Servicer and Administrator

By:    /s/ Joseph J. Bramuchi
    Name: Joseph J. Bramuchi
    Title: Vice President
Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

MARRIOTT VACATIONS WORLDWIDE CORPORATION, as Performance Guarantor

By:    /s/ Joseph J. Bramuchi                Name: Joseph J. Bramuchi
    Title: Vice President
Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

MVCO SERIES LLC, as Owner

By:    /s/ Robert E. DeRose
    Name: Robert E. DeRose
Title:     Treasurer
Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821
Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee, Back-Up Servicer and Custodian

By:    /s/ Jennifer C. Westberg
Name: Jennifer C. Westberg
Title: Vice President
Address for notices:
Wells Fargo Bank, National Association
MAC N9300-061
600 S. 4th Street,
Minneapolis, Minnesota 55479

Attention:    Corporate Trust
    Services/Asset-Backed Administration
Facsimile Number:    (612) 667-3539
Telephone Number:    (612) 667-8058

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee
By:    /s/ Rachel L. Simpson
Name: Rachel L. Simpson
    Title: Vice President

Address for notice:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19801

Attention: Rachel L. Simpson
Telephone Number: (302) 636-6128
Facsimile Number: (302) 636-4140

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent

By:    /s/ Robert Sheldon
    Name: Robert Sheldon
    Title: Managing Director
By:    /s/ Maureen Farley
    Name: Maureen Farley
    Title: Vice President

Address for notices:
60 Wall Street
New York, New York 10005
Attention: Mary Conners
Telephone: (212) 250-4731
Facsimile:  (212) 797-5300

MOUNTCLIFF FUNDING LLC
as Conduit

By:    /c/ Josh Borg
    Name: Josh Borg
    Title: Authorized Signatory
Address for notices:
20 Gates Management LLC
30 Irving Place, 2nd Floor
New York, NY 10003
Attention: Vidrik Frankfather
Telephone: (212) 295-4146
Facsimile: (212) 295-3785
E-mail: mountcliff@20gates.com; and mountcliff.group@db.com

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Alternate Purchaser

By:    /s/ Patrick J. Hart
    Name: Patrick J. Hart
    Title: Authorized Signatory
By:    /s/ Patrick Duggan
    Name: Patrick Duggan
    Title: Authorized Signatory
Address for notices:
Eleven Madison Avenue
New York, NY 10010
Attention: Securitized Products Finance Financing and Liability Management
Telephone: (212) 538-6689
Email: abcp.monitoring@credit-suisse.com
list.afconduitreports@credit-suisse.com

CREDIT SUISSE AG, NEW YORK BRANCH
as Funding Agent

By:    /s/ Patrick J. Hart
    Name: Patrick J. Hart
    Title: Vice President
By:    /s/ Patrick Duggan
    Name: Patrick Duggan
    Title: Vice President
Address for notices:
Eleven Madison Avenue
New York, NY 10010
Attention: Securitized Products Finance Financing and Liability Management
Telephone: (212) 538-6689
Email: abcp.monitoring@credit-suisse.com
list.afconduitreports@credit-suisse.com

SUNTRUST BANK
as Non-Conduit Committed Purchaser
By:    /s/ Emily Shields
    Name: Emily Shields
    Title: First Vice President
Address for notices:
3333 Peachtree Street NE
10th Floor East
Atlanta, Georgia 30326
Attention: Kayla Williams and David Morley
Telephone: (404) 926-5475
Facsimile: (404) 495-2171
Email: strh.afg@suntrust.com

DEUTSCHE BANK AG, NEW YORK BRANCH
as Non-Conduit Committed Purchaser
By:    /s/ Robert Sheldon
    Name: Robert Sheldon
    Title: Managing Director
By:    /s/ Maureen Farley
    Name: Maureen Farley
    Title: Vice President

Address for notices:
60 Wall Street
New York, New York 10005

Attention: Mary Conners
Telephone: (212) 250-4731
Facsimile:  (212) 797-5300

BANK OF AMERICA, N.A.
as Non-Conduit Committed Purchaser
By:    /s/ Carl W. Anderson
    Name: Carl W. Anderson
    Title: Managing Director
Address for notices:
Bank of America, National Association
214 North Tryon Street, 15th Floor
NC1-027-15-01
Charlotte, North Carolina 28255
Attention: ABS Banking & Finance c/o
Carl Anderson / Andrew Estes
Telephone: 646-855-4242 / 980-387-2125
Email: carl.w.anderson@baml.com,
andrew.estes@baml.com

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Non-Conduit Committed Purchaser
By:    /s/ Joseph McElroy
    Name: Joseph McElroy
    Title:    Director
Address for notices:
Wells Fargo Bank, National Association
7711 Plantation Rd
Roanoke, VA 24019
Attention: Joseph McElroy
Telephone: (212) 214-5757
Email: Joe.Mcelroy@wellsfargo.com

EXHIBIT A
See attached.

Transaction Structure Post-Spin
Post-Reorganization

MVW Confidential

Marriott Vacations Worldwide Corp. (Performance Guarantor)
100% Owned
MVW US Holdings, Inc.
100% Owned
Capital Contribution
MORI St Thomas Inc.
Loans
MORI St Kitts Company Lmt.
Loans
MVCI Aruba NV
Loans
MVCI Finance CV
Loans
Marriott Ownership Resorts, Inc. (Servicer & Administrator)
100% Owned
Dividend of Residual Cash Flows
$
Loans
$ Interest*
MORI SPC Series Corp.
100% Owned
Residual Cash Flows
MVCO Series LLC
Loans
$
100% Owned
Residual
Wells Fargo (Indenture Trustee & Custodian)
M&T (Owner Trustee)
MVW 2011-1
Notes
$
DB

* Interest Due Related Promissory Note

MVW Confidential

Marriott Vacations Worldwide Corp. (DE Corporation)
MVW US Holdings, Inc. (DE Corporation)
Marriott Ownership Resorts, Inc. (DE Corporation)
MORI SPC Series Corp. (DE Corporation)
MVCO Series LLC (DE LLC)
Marriott Vacations Worldwide Owner Trust 2011-1
Marriott Vacation Owner Trust 2012-1
MVW Owner Trust 2013-1
Kyuka Owner Trust 2014-A
MVW Owner Trust 2014-1
MVW Owner Trust 2015-1
MVW Owner Trust 2016-1
MVW Owner Trust 2017-1
Denotes 100% Ownership of Entity Specified Below